UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2022 (May 1, 2022)

REZOLUTE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39683	27-3440894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Redwood Shores Pkwy, Suite 315, Redwood City, CA 94065

(Address of Principal Executive Offices, and Zip Code)

650-206-4507

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RZLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Registered Direct Offering

On May 1, 2022, Rezolute, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, as representative of the underwriters listed therein (the “Underwriters”), relating to the issuance and sale in an underwritten registered direct offering (the “Registered Direct Offering”) by the Company of an aggregate of (i) 18,026,315 shares (the “Registered Direct Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a public offering price of $3.80 per share, (ii) Class A pre-funded warrants (the “Class A Warrants”) to purchase up to 1,973,684 shares of Common Stock at a public offering price of $3.799 per Class A Warrant, which represents the per share public offering price for the Registered Direct Shares less the $0.001 per share exercise price for each Class A Warrant, and (iii) Class B pre-funded warrants (the “Class B Warrants”, and together with the Class A Warrants, the “Pre-Funded Warrants”) to purchase up to 10,947,371 shares of Common Stock at a public offering price of $3.799 per Class B Warrant, which represents the per share public offering price for the Registered Direct Shares less the $0.001 per share exercise price for each Class B Warrant. The Registered Direct Shares and Pre-Funded Warrants in the Registered Direct Offering were offered pursuant to a registration statement on Form S-3 (File No. 333-251498), which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 23, 2021, as supplemented by a prospectus supplement filed with the SEC on May 2, 2022 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

The Registered Direct Offering closed on May 4, 2022. The net proceeds of the Registered Direct Offering to the Company, after deducting the underwriting discounts and commissions and offering expenses payable by the Company were approximately $110.5 million. The Company intends to use the net proceeds from the Registered Direct Offering to fund clinical research and development and for working capital and general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, and other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

As part of the Underwriting Agreement, subject to certain exceptions, certain of the Company’s officers and directors agreed not to sell or otherwise dispose of any of the Common Stock held by them for a period beginning on the date of execution of the applicable lock-up agreements by each such officer and director and ending 90 days after the date of the final prospectus supplement filed with the SEC in connection with the Registered Direct Offering pursuant to Rule 424(b) under the Securities Act without first obtaining the written consent of Jefferies LLC. The foregoing summary of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and incorporated herein by reference.

The Class A Warrants offered in the Registered Direct Offering have an exercise price of $0.001 per share, which is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock and also upon any distributions for no consideration of assets to the Company's stockholders. Each Class A Warrant is exercisable at any time and from time to time after issuance. In the event of certain corporate transactions, the holders of the Class A Warrants will be entitled to receive, upon exercise of the Class A Warrants, the kind and amount of securities, cash or other property that the holders would have received had they exercised the Class A Warrants immediately prior to such transaction. The Class A Warrants do not entitle the holders thereof to any voting rights or any of the other rights or privileges to which holders of Common Stock are entitled. The foregoing summary of the Class A Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the form of Class A Warrant, which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

The Class B Warrants offered in the Registered Direct Offering have an exercise price of $0.001 per share, which is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock and also upon any distributions for no consideration of assets to the Company's stockholders. The Class B Warrants will only be exercisable into Common Stock upon receipt of stockholder approval of an increase in the number of authorized shares of the Company’s Common Stock (the “Stockholder Approval”), which the Company will first seek to obtain at an annual meeting of stockholders to be held by June 30, 2022. In the event of certain corporate transactions, the holders of the Class B Warrants will be entitled to receive, upon exercise of the Class B Warrants, the kind and amount of securities, cash or other property that the holders would have received had they exercised the Class B Warrants immediately prior to such transaction. If the Company does not obtain Stockholder Approval by June 30, 2022, it is required to pay liquidated damages of 2.0% of the aggregate purchase price paid by each holder of Class B Warrants. For any subsequent failure to obtain Stockholder Approval, the Company is required to pay an additional 2.0% as liquidated damages. The Class B Warrants do not entitle the holders thereof to any voting rights or any of the other rights or privileges to which holders of Common Stock are entitled. The foregoing summary of the Class B Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the form of Class B Warrant, which is filed herewith as Exhibit 4.2 and incorporated herein by reference.

In connection with the offer of the Class B Warrants, the Company entered into a registration rights agreement (the “Class B Registration Rights Agreement”) with the purchasers of the Class B Warrants. Pursuant to the Class B Registration Rights Agreement, the Company will be required to file a resale registration statement (the “Class B Registration Statement”) with the SEC to register for resale the shares issuable upon exercise of the Class B Warrants, within two days of receipt of Stockholder Approval, and to have such Class B Registration Statement declared effective within 60 days after the signing date of the Underwriting Agreement in the event the Class B Registration Statement is not reviewed by the SEC, or 90 days of the signing date in the event the Class B Registration Statement is reviewed by the SEC. The Company will be obligated to pay certain liquidated damages to the purchaser if the Company fails to file the Class B Registration Statement when required, fails to cause the Class B Registration Statement to be declared effective by the SEC when required, of if the Company fails to maintain the effectiveness of the Class B Registration Statement. The foregoing summary of the Class B Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the form of Class B Registration Rights Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

A copy of the opinion of Dorsey & Whitney LLP relating to the legality of the issuance and sale of the Registered Direct Shares and Pre-Funded Warrants offered in the Registered Direct Offering, and shares of Common Stock issuable upon the exercise of the Class A Warrants offered in the Registered Direct Offering, is attached as Exhibit 5.1 hereto.

Private Placement

Concurrently with the Registered Direct Offering, on May 1, 2022, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Jefferies LLC, as placement agent, and a securities purchase agreement (the “Securities Purchase Agreement”) with certain purchasers as identified therein (the “Purchasers”) relating to a private placement (the “Private Placement”), pursuant to which the Company agreed to sell to the Purchasers 3,326,157 Class C Warrants (the “Class C Warrants”) to purchase shares of Common Stock, at a purchase price of $3.799 per Class C Warrant, which represents the per share public offering price for the Registered Direct Shares in the Registered Direct Offering less the $0.001 per share exercise price for each Class C Warrant.

The closing of the Private Placement will take place upon satisfaction of the closing conditions set forth in the Placement Agency Agreement and Securities Purchase Agreement. The net proceeds of the Private Placement to the Company, after deducting the placement agent fees and estimated offering expenses payable by the Company, are expected to be approximately $11.4 million. The Company intends to use the net proceeds from the Private Placement to fund clinical research and development and for working capital and general corporate purposes.

In connection with the Securities Purchase Agreement, the Company entered into a registration rights agreement (the “Class C Registration Rights Agreement”) with the Purchasers. Pursuant to the Class C Registration Rights Agreement, the Company will be required to file a resale registration statement (the “Class C Registration Statement”) with the SEC to register for resale the shares issuable upon exercise of the Class C Warrants offered in connection with the Private Placement, within two days of receipt of Stockholder Approval, and to have such Class C Registration Statement declared effective within 60 days after the signing date of the Securities Purchase Agreement in the event the Class C Registration Statement is not reviewed by the SEC, or 90 days of the signing date in the event the Class C Registration Statement is reviewed by the SEC. The Company will be obligated to pay certain liquidated damages to the Purchaser if the Company fails to file the Class C Registration Statement when required, fails to cause the Class C Registration Statement to be declared effective by the SEC when required, of if the Company fails to maintain the effectiveness of the Class C Registration Statement.

The Class C Warrants offered in the Private Placement have an exercise price of $0.001 per share, which is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock and also upon any distributions for no consideration of assets to the Company's stockholders. The Class C Warrants will only be exercisable into Common Stock upon receipt of Stockholder Approval. In the event of certain corporate transactions, the holders of the Class C Warrants will be entitled to receive, upon exercise of the Class C Warrants, the kind and amount of securities, cash or other property that the holders would have received had they exercised the Class C Warrants immediately prior to such transaction. If the Company does not obtain Stockholder Approval by June 30, 2022, the Company is required to pay liquidated damages of 2.0% of the aggregate purchase price paid by each holder of Class C Warrants. For any subsequent failure to obtain Stockholder Approval, the Company is required to pay an additional 2.0% as liquidated damages. The Class C Warrants do not entitle the holders thereof to any voting rights or any of the other rights or privileges to which holders of Common Stock are entitled. The foregoing summary of the Class C Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the form of Class C Warrant, which is filed herewith as Exhibit 4.3 and incorporated herein by reference.

The Class C Warrants and the shares underlying the Class C Warrants that are being offered and sold in the Private Placement are being offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Purchasers have represented that they are accredited investors, as that term is defined in Regulation D, or qualified institutional buyers as defined in Rule 144(A)(a), and have acquired the Class C Warrants and the shares underlying the Class C Warrants as principal for their own account and have no arrangements or understandings for any distribution thereof. The offer and sale of the foregoing securities is being made without any form of general solicitation or advertising. The Class C Warrants and the shares underlying the Class C Warrants have not been registered under the Securities Act or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The Placement Agency Agreement, Securities Purchase Agreement, and Class C Registration Rights Agreement also contain representations, warranties, indemnification and other provisions customary for transactions of this nature.

The foregoing summaries of the Placement Agency Agreement, Securities Purchase Agreement, and Class C Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the forms of Placement Agency Agreement, Securities Purchase Agreement, and Class C Registration Rights Agreement which are filed herewith as Exhibit 10.2, 10.3, and 10.4, respectively, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K regarding the Private Placement is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 4, 2022, the Company issued a press release announcing the closing of the Direct Registered Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, and shall not be deemed to be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Description

1.1	Underwriting Agreement, dated as of May 1, 2022, by and between the Company and Jefferies LLC
4.1	Form of Class A Warrant
4.2	Form of Class B Warrant
4.3	Form of Class C Warrant
5.1	Opinion of Dorsey & Whitney LLP
10.1	Form of Class B Registration Rights Agreement, dated as of May 4, 2022, by and between the Company the purchasers identified therein
10.2	Placement Agency Agreement, dated as of May 1, 2022, by and between the Company and Jefferies LLC
10.3	Securities Purchase Agreement, dated as of May 1, 2022, by and between the Company and the purchasers identified therein
10.4	Form of Class C Registration Rights Agreement, dated as of May 1, 2022, by and between the Company the purchasers identified therein
23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)
99.1	Press Release announcing the closing of the Registered Direct Offering dated May 4, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL)

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements about the closing of the Private Placement and the anticipated use of proceeds of the offerings. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including the uncertainties related to market conditions and the completion of the offerings on the anticipated terms or at all. The Company’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company’s Annual Report on Form 10-K for the period ended June 30, 2021, in the Company’s Quarterly Reports on Form 10-Q for the periods ended September 30, 2021, and ended December 31, 2021, and in the Company’s other reports filed with the SEC. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REZOLUTE, INC.

DATE: May 4, 2022	By:	/s/ Nevan Elam
Nevan Elam Chief Executive Officer